APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge	Maximum CDSC±	Maximum 12b-1 Fee**	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R6[1] Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	2.00 None None None None	None 1.50 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class[2]	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class[3]	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 None None None None None	0.25 0.25 0.25 None 0.25 0.10 None
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Conservative Income Fund Institutional Class	None	None	None	None
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	4.50 None None None None None None None None	None 5.00 1.00 None None None None None None	None 0.75 0.75 0.25 None None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 None 0.25
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 None 0.25 None 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Emerging Markets Equity Select Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Enterprise Fund Class A Class B Class C Class R6[4] Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Global Long/Short Fund[5] Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class[6]	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.10 0.25
Inflation-Protected Bond Fund[7] Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	4.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
International Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 None
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 1.00 None None None None None None	None 0.75 0.25 None None None None None	0.25 0.25 0.25 0.10 None 0.25 None 0.25
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	None None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 None 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
North Carolina Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 None
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 None None None None None	0.25 0.25 0.25 0.10 None 0.25 None 0.25
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	3.00 None None None None None	None 3.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None\
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Small Cap Opportunities Fund Administrator Class Institutional Class[8]	None None	None None	None None	0.25 None
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Small Company Growth Fund Class A Class B Class C Class R6[9] Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 None 0.25 None 0.25
Special Small Cap Value Fund Class A Class B Class C Class R6[10] Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
Strategic Income Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Utility and Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Investor Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Institutional Class[11] Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25

Appendix A amended:   August 13, 2014

±  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Class A shares for the, Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.  In addition,

Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

    Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Fund that are purchased at NAV in amounts of $500,000   or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.

**On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

APPENDIX B

Multi-Class Funds and Classes	Class-Level Administration Fee
Multi-Class Non-Money Market/Non-Fixed Income Funds (Other than Asset Allocation Fund)
	Class A, Class B, Class C and Class R	0.26%
	Administrator Class	0.10%
	Institutional Class and Class R4	0.08%
	Investor Class	0.32%
	Class R6	0.03%
Absolute Return Fund
	Class A and Class C	0.26%
	Administrator Class	0.10%
	Institutional Class	0.08%
	Class R6	0.03%
Asset Allocation Fund
	Class A, Class B, Class C and Class R	0.26%
	Administrator Class	0.10%
	Institutional Class	0.08%
Multi-Class Fixed Income (Non-Money Market) Funds
Class A, Class B, Class C and Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Investor Class	0.19%
Class R6	0.03%
Multi-Class Money Market Funds
Class A, Class B and Class C	0.22%
Service Class	0.12%
Administrator Class	0.10%
Institutional Class	0.08%
Investor Class	0.25%
Select Class	0.04%
Sweep Class and Daily Class	0.22%

Appendix B amended:   August 13, 2014

1.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of Class R6 to the Absolute Return Fund.  Class R6 will commence operations on or about December 1, 2014.

2.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of the Institutional Class to the California Limited-Term Tax-Free Fund.  The Institutional Class will commence operations on or about 2014.

3.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of the Institutional Class to the California Tax-Free Fund.  The Institutional Class will commence operations on or about 2014.

4.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of Class R6 to the Enterprise Fund.  Class R6 will commence operations on or about December 1, 2014.

5.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the establishment of the Global Long/Short Fund.  The Fund will commence operations in the fourth quarter of 2014.

6.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of the Institutional Class to the High Yield Bond Fund.  The Institutional Class will commence operations on or about December 1, 2014.

7.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the name change of the Inflation-Protected Bond Fund to the Real Return Fund effective on or about December 1, 2014.

8.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Small Cap Opportunities Fund.  The Institutional Class will commence operations on or about December 1, 2014.

9.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of Class R6 to the Small Company Growth Fund.  Class R6 will commence operations on or about December 1, 2014.

10. On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of Class R6 to the Special Small Cap Value Fund.  Class R6 will commence operations on or about December 1, 2014.

11. On August 13, 2014 the Board of Wells Fargo Funds Trust approved the addition of the Institutional Class to the 100% Treasury Money Market Fund.  The Institutional Class will commence operations on or about December 1, 2014.